SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                     20549


                    ________________________________________

                                    FORM 8-K
                    ________________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: May 5, 1997
                       (Date of earliest event reported)


                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-19066                13-3591193
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)         File Number)            Identification
                                                                   Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (864) 239-1000


                     ______________________________________

Item 5.  Other Events

     Insignia Retail Group, Inc. announced that it has acquired substantially all of the assets of Radius Retail Advisors, Inc. in Newport Beach, California. Radius Retail Advisors, Inc. is a retail tenant representation, property representation and agency brokerage firm that successfully represents large space users, "big box" entertainment and grocery related food tenants in Southern California.


Item 7.  Financial Statement and Exhibits

        (c)     Exhibits

    Exhibit No.

     99.1               Press Release dated May 5, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INSIGNIA FINANCIAL GROUP, INC.



                                        By:     /s/ John K. Lines
                                        --------------------------------
                                                John K. Lines
                                                General Counsel

Date:  May 14, 1997